UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 17, 2024
MACY'S, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	1-13536	13-3324058
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
151 West 34th Street, New York, New York 10001
(Address of Principal Executive Offices)
(212) 494-1621
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	M	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 17, 2024, at the annual meeting of shareholders of Macy’s, Inc. (“Macy’s”), shareholders approved the Macy’s, Inc. 2024 Equity and Incentive Compensation Plan (the “2024 Plan”). The 2024 Plan had been approved by the Board of Directors of Macy’s on March 11, 2024, subject to shareholder approval at the annual meeting, and became effective with shareholder approval on May 17, 2024.

The 2024 Plan is described in Macy’s definitive proxy statement on Schedule 14A for the annual meeting, filed with the Securities and Exchange Commission on April 15, 2024 (the “Proxy Statement”), in the section entitled “Item 4. Approval of the Macy’s, Inc. 2024 Equity and Incentive Compensation Plan,” which description is incorporated herein by reference. The description of the 2024 Plan in the Proxy Statement is qualified by reference to the actual text of the 2024 Plan, which is set forth in Appendix A to the Proxy Statement and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders

The annual meeting of shareholders of Macy’s, Inc. was held virtually on May 17, 2024. The following is a summary of the matters voted on at the meeting:

1. Shareholders approved the election of 15 directors to serve for a one-year term expiring at the 2025 annual meeting of Macy's shareholders, as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Emilie Arel	187,430,467	10,384,028	784,242	27,583,104
Torrence N. Boone	187,970,889	9,755,563	872,285	27,583,104
Ashley Buchanan	187,887,785	9,818,843	892,109	27,583,104
Marie Chandoha	187,142,895	10,605,095	850,747	27,583,104
Naveen K. Chopra	187,770,216	9,883,146	945,375	27,583,104
Richard Clark	194,506,475	3,334,012	758,250	27,583,104
Deirdre P. Connelly	184,110,701	13,615,064	872,972	27,583,104
Jill Granoff	186,939,129	10,723,854	935,754	27,583,104
William H. Lenehan	188,859,012	8,842,909	896,816	27,583,104
Sara Levinson	184,659,571	13,186,592	752,574	27,583,104
Richard Markee	194,392,393	3,454,181	752,163	27,583,104
Douglas W. Sesler	187,640,948	10,334,094	623,695	27,583,104
Tony Spring	183,767,414	14,120,815	710,508	27,583,104
Paul C. Varga	184,804,940	12,979,670	814,127	27,583,104
Tracey Zhen	187,828,584	9,981,699	788,454	27,583,104

2. Shareholders ratified the appointment of KPMG LLP as Macy's independent registered public accounting firm for the fiscal year ending February 1, 2025, as follows:

FOR	AGAINST	ABSTAIN
209,707,158	15,831,161	643,522

3. Shareholders approved the advisory vote to approve named executive officer compensation, as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
181,709,598	16,048,244	840,895	27,583,104

4. Shareholders approved the Macy’s, Inc. 2024 Equity and Incentive Compensation Plan, as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
174,055,063	23,906,158	637,516	27,583,104

MACY'S, INC.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACY'S, INC.

Dated: May 20, 2024	By:	/s/ Tracy M. Preston
	Name:	Tracy M. Preston
	Title:	Executive Vice President, Chief Legal Officer and Secretary